                                                                   Exhibit 10.77

                           OFFICE LEASE AGREEMENT

1.  VUOKRANANTAJA

Nimi+ ja osoite   Keha Rakentajat Oy

                  32800 Kokemaki

Puhelin           949-222 760

Telefax           939-5460188

Pankkiyhteys      OP, Vimali - 21870

2.    VUOKRALAINEN /VUOKRALASET

Nimi ja osoite    Neste Oy Polystyreeni

                  Puhdistamontie 11

                  32800 Kokemaki 11

Puhelin           939-5460911

Telefax           939-5460078

Lyhytunnus ja syntymaaika

3.    VUOKRAKOHDE

Osoite   Tyomaa Toimisto Koppi

Vuokrattavat tilat ja niiden kayttotarkoitus         Toimisto

Pita-ala noin m2

Huoneiston kaytosta , kunnosta, kunnossapidosta ja/tai muutostoista on sovittu liiteessa Liite Viitannee myos siirrehavyytech

Huoneistosta on laasittu kuntotarkastuslomake

4.    Vuokra-aika

1)    Maaraaikainen

      Alkamispaiva 1.7.1995

Paattymispaiva    Toistaisetsi

hallintaoikeuden siirtymispaiva

2)    Toistaiseksi viomassa X

Alkamispaiva      1.7-95

Irtisanopmisaika  3KK

hallintaoikeuden siirtymispaiva     1.7-95

Maaraaikainen sopimus paattyy taman irtisanomasta sovittuna paattymispaivana. Mikali osapuolet haluavat sopia vuokrasopimuksen jatkamisesta nyt sovitun vuokrakausen paatyttya, merkitaan rasti viereiseen ruutuun.

Sopimus jatkuu nyt sovitun vuokrakausen paatyttya. Ellei sen paattymisesta ilmoiteta _ kk ennen vuokrakauden paattymista. Talloin tennen vuokrakauden paattymista. Talloin taytetaan joko kohta 1a tai 1b

1a) sopimus jatkuu kunkin vuokrakauden paatyttya __ kerrallaan, ellei sen paattymisesta ilmoiteta __ kk ennen kunkin voukrakauden paattymista.

1b) Sopimus jarkuu nyt sovitun vuokrakauden paatyttya toistaiseksi irtisanomisaika

5.    VUOKRA

Vuokra   1000:-+ALV

Vuokranmaksukuukausi    1kk    Muu.mika Erapaiva: X UHVL:n mukaan, X muu, mika 5
                                                  -                -
Huoneistosta on hakeudettu arvonlisaverovelvolliseksi, jolloin sovittuun vuokraan lisataan arvonlisavero ulloinkin voimassa olevan verokannan mukaisesti X
-

Viivastyskorko     korkolain mukainen     muu, mika% Erilliskorvaukset ja niiden
               ----                   ----
korottaminen

Vuokralainen maksaa vuokraennakkoa/ennakon maara/ennakon maksupaiva/ennakko
hyvitetaan:   ensimmaisesta vuokrasta,   viimesesta vuokrasta
            --                         --

6.    VAKUUS

Taman sopmucsers velovitteiden tayttamisen vakuudeksi/vakuuden arteja/vuikransantajea/vuokraianen/Vakuus ja sen sivo/vilmeinen tosmitusparva

7.    VUOKRAN KOROTTAMINEN

Indeksiehto/Vuokra sidotann/Einkustannosindeksun/Muuhun
inek/Perusindek/Pisteluku/Tarkistusajankonta/Muu perusie/Vuokra tarkisvotaan vuosittain/muu, mika

8.    ALLEKIRJOITUKSET

Vakuutamme tutstpemm taman lornakkeen kanropuolella olein ehtohn seka/Muista ehdorsta on sovittu liiterss/Pakk ja aike/Litteiden numerot/Vuokranataipan alleknotus ja nimen selvennys

                             VUOKRASOPIMUKSEN EHDOT

Ellei sopimuksessa, naissa ehdoissa tai liittessa ole muuta sovittu, sopimukseen sovelletaan lakia liikehuoneiston vuokrauksesta (LHVL 482/95).



1. Vuokralainen on todennut huoneiston laitteineen olevan siina kunnossa, kuin paikalliset olosuhteet huomioon ottaen kohtuudella voi vaatia, ja hyvaksyy sen siina kunnossa kun se nyt on, jollei huoneiston kunnosta ja/tai kunnossapidosta seka muutostoista ole sovittu erikseen liitteessa.

2. Vuokralainen on velvollinen hoitamaan huoneistoa huolellisesti ja huolehtimaan siita, etta huoneiston kayttajat noudattavat kiinteston jarjestysmaarayksia ja muita huoneiston kayttoon sisaltyvia maarayksia seka mita muutoin terveyden, siisteyden ja jarjestyksen sailymiseksi on saadetty tai maaratty. Vuokralainen saa ilman vuokranantajan ja taloyhtion lupaa kiinnittaa kilpia tms. talon seiniin ja muihin paikkoihin.

3. Vuokran maarassa on otettu huomioon, etta vuokralaisella on korjaus- ja kunnossapitovastuu. Vuokralainen vastaa oman toimitansa huoneistolle asetttamien vaatimusten tayttamisesta ja sen vuokrahuoneistolle aiheuttamasta lulutuksesta, rasituksesta ja korjaustarpeesta.

4. Vuokralainen ei saa suorittaa huoneistossa muutos- tai parannustoita ilman vuokranantajan lupaa.

5. Vuokrasuhteen kestaessa vuoranantaja on oikeutettu tekemaan talossa ja huoneistossa tavanmukaisia korjaus- ja muutostoita ilmoitettuaan siita etukateen vuokralaiselle. Olennaista haittaa tai hairiota aiheuttaviin korjaus- ja muutostoihin vuokranantaja saa ryhtya ilmoitettuaan siita kahta
     (2) kuukautta ennen sanottua ajankohtaa. Tallaisessa tapauksessa vuokralaisella ei ole sopimuksen purkuoikeutta.

6. Vuokralaisella on oikeus saada vapautus vuokran maksamisesta tai vuokra kohtuullisesti alennetuksi siita ajasta, jona huoneistoa ei ole voitu kayttaa tai jona huoneisto ei ole ollut vaadittavassa tai sovitussa kunnossa vain, jos se johtuu vuoranantajan syyksi luettavasta laiminlyonnista tai muusta seikasta.

7 Vuokralainen ei saa ilman vuokranantajan kirjallista lupaa siirtaa vuokraoikeuttaan tai luopvuttaa huoneiston tai sen osan hallintaa toiselle eika ottaa huoneiston alivuokralaisia. Tama koskee myos liikkeen luovutustilannetta.

8. Julkisen viranomaisen taman sopimuksen tekemisen jalkeen maaraamat mahdolliset uudet veron ja maksut voidaan vuokranantajan ilmoituksesta lisata vuokraan. Vuokralaisen osuus kiinteistolle maarattavasta verosta tai maksusta laketaan saman prosenttiosuuden mukaan, kuin vuokralaisen kaytossa olevan tilan huoneistoalan suhde on kiinteiston rakennusten koko huoneistoalasta.

9. Jos vuokranantaja juotuu vuokralaisen toiminpiteiden tai laiminlyontien vuoksi maksamaan palautuksia tekemistaan arvonlisaverovahennyksista, vuokralainen on velvolinen korvaamaan vuokranantajalle vastaavan maaran.

10.  Tarkistettua vuokraa maksetaan tarkistusajankohdasta lukien.


                          VUOKRASOPIMUKSEN TAYTTOOHJEET

3. Vuokrauskohde
Vuokrattavat tilat ja niiden kayttotarkoitus
Merkitaan vuokrauskohteen tarkka kayttotarkoitus. Vuokrauskohteen sisaltaessa erilaisiin kayttotarkoituksiin varattuja tiloja ne mainitaan kaikki.
Yksiloidaan vuokrattavat tilat riittavalla tarkuudella; esim. Huoneistojen lukumaara. Tarvittaessa voidaan kayttaa erillista piirrosta, jossa tilat on esim rajattu punakynalla.
Myos vuokrattavien tilojen kaytosta voidaan sopia. Vuokrasopimuksessa voidaan sopia esim. liikeen aukioloajoista.

4. Vuokra-aika
Sopimuksen kesto
Kohdat 4,1 ja 4 2 ovat vaihtoehtoiset, vain toinen taytetaan.

Jos vuokrasopimus tehdaan maaraaikaisesti, taytetaan kohta 4.1. Maaraaikainen vuokrasuhde paattyy ilman irtisanomista sovituna paivana. Mikali osapuolet haluavat varautua maaraaikaisen vuokrasopimuksen jatkamiseen alkuperaisen vuokra-ajan paatyttya, taytetaan kohta 1a ja 1b.

Toistaiseksi voimassa oleva vuokrasuhde paattyy irtisanomisen johdosta sovitun tai lain mukaisen irtisanomisajan kulutua. Irtisanomisaika lasketaan sen lakenterikuukauden viimeisesta paivasta, jonka aikana irtisanominen on suoritettava, ellei toisin sovita. Jollei irtisanomisajasta sovita, se on vuokranantajan puolelta kolme kuukautta ja vuokralaisen puolesta yksi kuukausi.

Tilojen hallintaoikeuden siirtymisaiva
Jos vuokralainen ei saa tiloja valittomasti hallintaansa, merkitaan hallinnan siirtymispaiva erikseen; esim. rakennuksen valmistuminen, huoneiston vapautuminen. Hallintaoikeuden viivastymisesta mahdollisesti maksettavasta sopimussakosta tai muusta korvauksesta sovitaan tarvittaessa liitelomakkessa. Jo sopimussakkoa on sovittu maksettavaksi, ei vuokralaisella ole oikeutta purkaa sopimusta hallintaoikeuden viivastyesssa.

5. Vuokra
Vuokranmaksukausi
Vuokranmaksukausi on LHVL:n mukan yksi kuukausi. Jos halutaan sopia muusta vuokranmaksukaudesta, merkitaan rasti ja vuokranmaksukauden pituus.


Erapaiva
Erapaiva on LHVL:n mukaan toinen arkipaiva vuokranmaksukauden alusta lukien. Jos halutaan sopia muusta, merkitaan rasti ja sovittu erapaiva.

Viivastyskorko
Korkolain mukaan viivastyskorko in 7 % yli Suomen Pankin vahvistaman viitekoron. Jos halutaan poiketa lain mukaan maaraytyvasta korosta, tulee sovittu korko merkita sopimukseen.

Erilliskorvaukset ja niiden korottaminen
Mikali vuokranantajalle maksetaan erilliskorvauksia, merkitaan rasti tahan kohtaan seka eriliskorvausten peruste, laatu ja mahdollinen korotusjajetelma, esim. sahko tai vesi kulutuksen mukaan. Mikali erilliskorvauksia on useita, voidaan ne luetella myos liiteessa.

Ennakkovuokra
Vuokrasopimusta tehtaessa voidaan sopia vuokran perimisesta ennakolta yhdelta tai useammalta vuokranmaksukaudelta.

6.    Vuokran korottaminen
Vuokran muutoksesta voidaan sopia vapaasti vuokralaisen ja vuokranantajan valilla, jos vuokrasopimus tedaan toistaiseksi voimassaolevaksi tai vahintaan kolmen vuoden maaraajaksi. Alle kolmen vuoden mittaiseen maaraaikaiseen sopimukseen ei voi ottaa korotusehtoa.

Indeksiehto
Indeksina voidaan kayttaa elinkustannusindeksia (1951:10 = 100) tai muuta kustannuskehitysta kuvaavaa indeksia. Tallaisia ovat mm. Kuluttajahinta-, rakennuskustannus-, tukkuhinta -, ja ansiotasoindeksit tai niiden yhdistelmat. Voidaan myos sopia, etta vuokraa korotetaan indeksin muutosten mukaisesti, jolloin indeksin laskiessa peritty vuokra ei laske.

Sopimukseen voidaan indeksiehdon lisaksi ottaa ehto vuokran vahimmaistarkistuksesta esim tietylla prosenttiyksikolla. Perusindeksina voidaan kayttaa sopimuksentekohetkella tiedossa olevaa viimeiksi julkaistua pistelukua. Kunkin kuukauden elinkustannusindeksin pisteluku tulee tietoon seuraavan kuukauden 15. Paivana.

Tarkistusajankohdasta tulee myos sopia.

Muu peruste
Toinen vaihtoehto in sopia muusta korotusperusteesta. Vuokran maara voidaan esim. sopia ennakolta (ns. Porrasvuokra) tai sopia uusi vuokra maaraajoin sovitun vuokrakauden (esim. kolme vuotta) paattyessa. Toistaiseksi voimassa oleva sopimus voidaan irtisanoa vuokran tarkistamiseksi kohtuulliselle tasolle.


8.Vuokranantajan ilmoitusvelvollisuus
Vuokranantaja on velvolinen ilmoittamann vuokralaiselleen, mihin hanen vuokrananto-oikeutensa perustuu seka rajoittaako sita joku seikka; esim. vuokranantaja voi itse olla vuokralainen. Vuokralleanto-oikeutta voi rajoittaa esim. vuokranantajan omassa vuokrasopimuksessa oleva ehto.

Laskentamalli
Perusvuokra 1.5.1993                1000.-
Perusindeksi 1993/III               1360
Tarkistusindeksi 994/III   1365
Vuokra 1.5.1994            1365     = 1,0037 - 1,004 x 1000 = 1004.-
                           ----     1360

Tarkistusindeksi 1995/III  1388
Vuokra 1.5.1995            1388     = 1,0206 - 1,021 x 1000 = 1021.-
                           ----     1360


                                                          Office Lease Agreement


1. LESSOR
-------------------------------------------------------
Name and address:  Keharakentajat Oy
-------------------------------------------------------
32800 Kokemaki
-------------------------------------------------------

-------------------------------------------------------
Phone:  949-222760          Fax:  939-5460188
-------------------------------------------------------
Bank:  OP, Vimali - 21870
-------------------------------------------------------

2. TENANT/TENANTS
-------------------------------------------------------
Name and address:  Neste Oy Polystyreeni
-------------------------------------------------------
Puhdistamontie 11
-------------------------------------------------------
32800 Kokemaki
-------------------------------------------------------
Phone:  949-5460911         Fax:  939-5460078
-------------------------------------------------------
Bank:
-------------------------------------------------------


3.   LEASE SUBJECT
---------------------------------------------------------------------------------------------------------------------
Address:  Tyomaa Toimisto Koppi
------------------------------------------------------------------------------------------------------------------------
Rental space and intended use:  Toimisto
------------------------------------------------------------------------------------------------------------------------
           Surface area, m/2/                  Dwelling use, condition, maintenance,     Condition inspection
                                               and/or changes agreed separately in       statement made for dwelling
                                               appendix
------------------------------------------------------------------------------------------------------------------------
                                              [handwritten:] *Appendix - may also refer to transferability

* 4. LEASE PERIOD
------------------------------------------------------------------------------------------------------------------------
1) Fixed term  Starting date: Ending date:  Occupancy      2) In effect   Starting date: Terms of        Occupancy
               7/1/95         Until further transfer date  until further  7/1/95         notice: 3       transfer
                              notice                       notice                        months          date 7/1/95
------------------------------------------------------------------------------------------------------------------------
Fixed period agreement ends without notice on agreed       Agreement continues after the term now agreed to, unless
termination date.  If the parties want to continue the     notice is given
lease after the term now agreed to, check this box.        __ months before end of each term.  Fill in either item 1a or
                                                           1b.
---------------------------------------------------------------------------------------------------------------------
1a) Agreement continues after lease     1b) Agreement continues after the term now agreed to until       Term of
period                                  further notice.                                                  notice
__ at a time, unless notice is given
   months before end of each term.
------------------------------------------------------------------------------------------------------------------------

* 5. RENT
---------------------------------------------------------------------------------------------------------------------
Rent:  1000.00 + VAT                    Term of rental payment:  1 month       Due date:
                                                                               According to LHVL:     Other, what:
                                                                               5th
---------------------------------------------------------------------------------------------------------------------
Dwelling has been applied for VAT       Late interest:                         Special payments and raising of same:
obligation, which means that the agreed According to interest laws:
rent is added by the current            Other, what:
percentage of value added tax.
---------------------------------------------------------------------------------------------------------------------
Special payments and raising of same:
---------------------------------------------------------------------------------------------------------------------
Tenant prepayment               Amount of prepayment          Date of prepayment         Prepayment credited
                                                                                         from first rents:
                                                                                         last rents:
---------------------------------------------------------------------------------------------------------------------

* 6. DEPOSIT
---------------------------------------------------------------------------------------------------------------------
To fulfill obligations of this  Depositor                     Deposit and its value      Latest transfer date
agreement, a security deposit
is transferred                  Lessor          Tenant
---------------------------------------------------------------------------------------------------------------------



* 7 RAISING OF RENT
--------------------------------------------------------------------------------------------------------------------------
Index term                                                                     Other basis
--------------------------------------------------------------------------------------------------------------------------
Rent is tied to:                                                                            Rent is adjusted annually
Cost of living index          Other index, what                                             by FM               by %
---------------------------------------------------------------------------------------------------------------------------
Base index publishing month   Points                                           Adjustment          Other, what
and year                                                                       date(s)
---------------------------------------------------------------------------------------------------------------------------
Adjustment index is the last published point known at the adjustment date.     Adjustment date(s)
However, if the index point is lower, rent will not be lowered.
---------------------------------------------------------------------------------------------------------------------------

* 8. SIGNATURES
---------------------------------------------------------------------------------------------------------------------------
We attest that we have read the terms on the reverse side of this form and the appendices, and  Other terms are agreed upon
we promise to abide by them.  Lessor has informed the basis of his right to let, and whether    in appendices.
this right is limited by some factors. This agreement and its appendices have been made into two identical copies.
---------------------------------------------------------------------------------------------------------------------------
Place and date:  Kokemaki 7-1-95                                                                 Appendix numbers
---------------------------------------------------------------------------------------------------------------------------
Lessor's signature and printed name [signature]                Tenant's signature and printed name [signature]
------------------------------------------------------------------------------------------------------------------------
Kiinteist/alan Kustannus Oy                                        *See instructions for filling
Form #400                                                           Both copies signed separately,
reproduction prohibited

* APPENDIX: CLEANING, HEATING, ELECTRICITY AT TENANT'S COST INCLUDING TRANSPORT (250.00 + VAT)

TERMS OF LEASE AGREEMENT

Unless otherwise stated in the agreement, in these terms or in the appendices, the agreement is subject to the law on leasing of business dwellings (LHVL 482/95)

1. The tenant has found that the dwelling and its equipment are in a condition that can be reasonably expected in this area, and the tenant accepts it in the present condition, unless condition and/or maintenance and changes of the dwelling have been otherwise agreed on in the appendix.

2. The tenant is obligated to maintain the dwelling with care and to oversee that the dwelling users follow property ordinances and other rules concerning the use of the dwelling, as well as ordinances concerning health, cleanliness and general order. The tenant may not without lessor's or property company's permission attach signs or equivalent on walls or at other locations of the house.

3. When rent is determined, consideration is given to the fact that the tenant is responsible for repairs and maintenance. The tenant is responsible for making the dwelling meet the requirements of the tenant's operations and for the resulting wear, stress and repair needs.

4. The tenant may not make changes or improvements in the dwelling without the lessor's permission.

5. During the lease, the lessor has a right to make ordinary repairs and changes in the property and in the dwelling without having to notify the tenant in advance. Repairs or changes causing significant hindrance or disturbance are allowed, provided that the notifies about them two (2) months in advance. In such cases the tenant does not have the right to terminate the agreement.

6. The tenant has a right to a refund on rent or a reasonable discount while the dwelling is not usable or while the dwelling is not in the condition agreed, but only if the condition is caused by neglect or other reason for which the lessor is responsible.

7.  The tenant may not without the lessor's written permission transfer the
                                                               --------
tenancy or to sublet the dwelling or part of it to another, or to take subtenants. This applies also to transfer of business.

8. Possible new taxes or other payments levied by authorities after the date of this agreement can be added to rent at the lessor's notice. The tenant's share of property taxes or other payments is calculated at the same percentage as the tenant-occupied dwelling area represents of the total dwelling area in the property.

9. If the lessor is obligated to return VAT deductions because of the tenant's actions or neglect, the tenant owes the lessor the equivalent amount.

10. Adjusted rent is paid from the date of adjustment.

                  INSTRUCTIONS FOR FILLING THE LEASE AGREEMENT

3. Lease subject

Spaces to rent and their intended use

Write exact intended use of the rental area. If the rental area is comprised of areas for differing uses, mention all.

     Specify the rental area with enough accuracy; e.g. number of rooms. Use a separate drawing if necessary, outlining the areas with red pencil.

     The use of rental area can be agreed on, as well. The rental agreement can, for example, specify opening hours of a business.

4. Rental period

Length of agreement

Items 4.1 and 4.2 are alternatives; only one is filled in.
If the lease agreement is made for a fixed period, fill in item 4.1. Fixed period lease ends on agreed date without termination notice. If the parties are prepared to continue the fixed period agreement after the original term, fill in either item 1a or item 1b.

4.2 A lease that is in effect until further notice ends after notice of termination, which is either agreed on or according to law. Termination is calculated from the end of the calendar month during which the termination notice must be given, unless otherwise agreed. If the termination period is not agreed on, the period will be three months on the part of the lessor and one month on the part of the tenant.

Transfer date for occupation

If the tenant is not given occupancy immediately, write the occupation date separately; e.g. building completion, vacating of space. Possible fines or other compensations because of delay of occupancy are agreed in the appendix, if necessary. If a fine is agreed on, the tenant does not have the right to terminate the agreement based on delay of occupancy.

5.  Rent amount

Rental period

According to LHVL, the rental period is one month. If you want to agree on another rental period, mark the box and enter the length of the rental period.

Due date

According to LHVL, the due date falls on the second weekday starting from the rental period. If you want to agree on something else, mark the box and enter the agreed due date.

Interest on delayed payment

According to interest law, the delay interest is 7 % above reference interest confirmed by Finland's bank. If you want to use another interest rate than that set by law, enter the agreed interest rate in the agreement.

Supplemental payments and raising them

If the lessor is to receive supplementary payments, mark the box here along with the basis and kind for the supplementary payments together with a possible system for raises; for example, electricity or water as measured. If there are several supplementary payments, they can be listed in an appendix.

Rent prepayment

When making the lease agreement, it is possible to agree on rent prepayment for one month or more.

7.  Raising of rent

Rent adjustments can be agreed on freely between the tenant and the lessor, if the rental agreement is made until further notice or a minimum of three years fixed term. If the fixed term agreement duration is under three years, a provision for raising cannot be included.

Index provision

The cost of living index (1951:10 = 100) can be used as index or some other index describing the cost curve. Some examples are consumer price, wholesale and earning level indexes and their combinations.

     It can be agreed that the rent will be raised in relation to the index change, where the rent is not lowered if the index drops.

     Besides the index provision, the agreement can include a provision of adjusting the rent by a minimum, for example by a certain percentage point.

     As the base index, it is possible to use the latest published point known when the agreement is signed. The cost of living index point is made known on the 15th day of the following month.

The adjustment dates should also be agreed on.

Other basis

Another alternative is to agree on other basis for raising. For example, the rent can be agreed on beforehand (so called step rent) or a new rent can be agreed on at the end of the fixed term (e.g. three years). An agreement which is in effect until further notice can be terminated in order to adjust the rent to a reasonable level.

8. Lessor's obligation to notify

The lessor is obligated to notify the tenant what the lessor's right to lease is based on, and whether it is limited by some factor; for example, the lessor can be a tenant. Right to lease may be limited by a provision in lessor's own lease agreement.

Calculation example
Base rent 5/1/1993                  1000.00
Base index 1993/III                 1360
Reference index 1994/III            1365
Rent 5/1/1994                       1365    = 1.0037 -- 1.004 x 1000 = 1004.00
                                    ----
                                    1360
Reference index 1995/III            1388
Rent 5/1/1995                       1388    = 1.0206 -- 1.021 x 1000 = 1021.00
                                    ----
                                    1360